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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): February 17, 1999

                              H.J. HEINZ COMPANY
            (Exact name of registrant as specified in its charter)

     Pennsylvania                    1-3385               25-0542520
(State of Incorporation)    (Commission File Number)   (I.R.S. Employer
                                                      Identification No.)

600 Grant Street, Pittsburgh,                        15219
        Pennsylvania                               (Zip Code)
(Address of principal executive offices)

                                 412-456-5700
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

     (c)  EXHIBITS:

Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)                 Description of Exhibit
---------------                 ----------------------
    99                  H.J. Heinz Company press release dated
                        February 17, 1999.


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                H. J. HEINZ COMPANY


                                By   /s/  Paul F. Renne
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                                   Paul F. Renne
                                   Executive Vice President and
                                   Chief Financial Officer
Dated: February 22, 1999